John Hancock Funds II (the Trust)
Supplement dated November 19, 2020 to the current Class NAV and Class 1 Shares prospectuses, as may be supplemented

Real Estate Securities Fund (the fund)

At its meeting held on September 15–17, 2020, the Trust’s Board of Trustees approved the appointment of Wellington Management Company LLP (Wellington Management) to replace DWS Investment Management Americas, Inc. as subadvisor to the fund effective on or about the close of business on November 16, 2020.

In connection with the appointment of Wellington Management as subadvisor to the fund, the second, third, and fourth paragraphs in the “Principal investment strategies” are revised and restated in their entirety as follows:

A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.

The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.

Our approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. We believe that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, we are able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what we believe are long-term winners at below market valuations. Our bottom-up research coupled with top-down trends in the property markets allow us to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.